SUPPLEMENT DATED JANUARY 11, 2024
TO THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MAY 1, 2023
OF VANECK VIP TRUST

VanEck VIP Emerging Markets Fund
Initial Class / Class S

IMPORTANT NOTICE REGARDING PORTFOLIO MANAGER CHANGE

This Supplement updates certain information contained in the above-dated Summary Prospectus and Prospectus for VanEck VIP Trust (the “Trust”) regarding VanEck VIP Emerging Markets Fund (the “Fund”). You may obtain copies of the Fund’s Summary Prospectus and Prospectus free of charge, upon request, by calling toll-free 1.800.826.1115 or visiting the VanEck website at www.vaneck.com.

Beginning May 1, 2024, the Fund’s current Deputy Portfolio Manager, Ola El-Shawarby, will replace David Semple as Portfolio Manager for the Fund. Angus Shillington, current Deputy Portfolio Manager, will remain as Deputy Portfolio Manager for the Fund. Mr. Semple will serve as a Strategic Adviser to the investment team.

Accordingly, the Summary Prospectus and Prospectus is supplemented as follows:

With respect to the Fund, the section of the Summary Prospectus entitled “Portfolio Management - Portfolio Managers” and the Prospectus entitled “Summary Information—Portfolio Management - Portfolio Managers” is hereby replaced with the following:

Portfolio Managers.

David Semple has been Portfolio Manager of the Fund since 1998. Ola El-Shawarby has been Deputy Portfolio Manager since May 2023. Ms. El-Shawarby has worked at the Adviser as a Senior Analyst since 2017. Angus Shillington has been Deputy Portfolio Manager of the Fund since 2014. Mr. Shillington has worked at the Adviser as a Senior Analyst since 2009.

Note: Beginning May 1, 2024, Ms. El-Shawarby will replace Mr. Semple as Portfolio Manager for the Fund. Angus Shillington, current Deputy Portfolio Manager, will remain as Deputy Portfolio Manager for the Fund. Mr. Semple will serve as a Strategic Adviser to the investment team.

In addition, the section of the Prospectus entitled “How the Fund is Managed—Management of the Fund - Portfolio Managers” with respect to the Fund is hereby replaced with the following:

VanEck VIP Emerging Markets Fund

Portfolio Managers.

David A. Semple, Portfolio Manager of the Fund, is primarily responsible for the day-to-day portfolio management of the Fund.

David A. Semple. Mr. Semple is Portfolio Manager of the Fund. He has been with the Adviser since 1998 and is currently the portfolio manager of various funds advised by the Adviser. Mr. Semple is responsible for asset allocation and stock selection in global emerging markets.

Ola El-Shawarby. Ms. El-Shawarby is Deputy Portfolio Manager of the Fund. She joined the Adviser as a Senior Analyst in 2017 and currently serves on the investment team for various funds advised by the Adviser.

Angus Shillington. Mr. Shillington is Deputy Portfolio Manager of the Fund. He joined the Adviser as a Senior Analyst in 2009 and currently serves on the investment team for various funds advised by the Adviser.

Note: Beginning May 1, 2024, Ms. El-Shawarby will replace Mr. Semple as Portfolio Manager for the Fund. Angus Shillington, current Deputy Portfolio Manager, will remain as Deputy Portfolio Manager for the Fund. Mr. Semple will serve as a Strategic Adviser to the investment team.

Please retain this supplement for future reference.